EXHIBIT 99.1


   ACCESS INTEGRATED TECHNOLOGIES, INC. ANNOUNCES SECOND QUARTER 2006 RESULTS

REVENUE GROWTH CONTINUES, $9.3 MILLION DEBT CONVERSION STRENGTHENS BALANCE SHEET

MORRISTOWN, N.J., November 14, 2005 -- Access Integrated Technologies, Inc. ("AccessIT" or the "Company") (Amex: AIX) today reported revenues of $3,902,000, an EBITDA(1) (defined below) loss of $1,051,000 and a net loss of $2,698,000 or a loss of $0.21 per diluted share, excluding one-time debt conversion expenses and related charges for its second quarter ended September 30, 2005. The Company converted our $7.6 million 7 percent convertible debentures and our $1.7 million 6 percent convertible debentures into equity which was accompanied by one-time non-cash expenses totaling $6,562,000 or $0.50 per share. With this change, the loss came to $9,260,000 or $0.71 per share.

    Second Fiscal Quarter Highlights

     * Quarterly revenues increased by 78.6%, to $3,902,000 from $2,185,000 in the comparable year ago period. Revenues for the six months ended September 30, 2005 also increased by 79.1%, to $7,873,000, from $4,396,000 in the comparable year ago period.

     * Quarterly net loss available to common stockholders was $9,260,000 compared to a loss of $1,705,000 in the comparable year ago period. Net loss available to common stockholders for the six months ended September 30, 2004 was $11,750,000 compared to a loss of $2,671,000 in the comparable year ago period. The loss reported in both the three and six months ended included the impact of increased interest and non-cash interest expenses and the early conversion of the company's outstanding $7.6 million, 4-year Convertible Debentures and exercise of all related common stock warrants. Collectively, these items accounted for $7,033,000 and $7,650,000 for the three and six month periods, respectively.

     * EBITDA for the three and six month periods ended September 30, 2005 was a loss of $1,051,000, and $1,575,000, respectively, compared to EBITDA losses of $828,000, and $893,000 in the comparable year ago periods. Adjusted EBITDA(1) (defined below), which also excludes non-cash stock based compensation and non-recurring items, for the three and six month periods ended September 30, 2005 was unchanged from EBITDA and Adjusted EBITDA in the comparable prior year periods was a loss of $329,000 and $390,000.

     * Loss from operations in the September 2005 quarter was $2,386,000, compared to a loss of $1,682,000 in the September 2004 quarter. Loss from operations for the six months ended September 2005, was $4,323,000, compared to a loss of $2,581,000 in September 2003. The increase was due


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       to higher selling,  general and administrative  expenses due to increased headcount and office expenses; public company expenses; research & development; and to higher depreciation and amortization resulting from the increased asset base.

Bud Mayo, Chief Executive Officer of AccessIT, stated: "During the second quarter, AccessIT achieved many objectives that will very significantly help define the future of its business. In August, the company announced its first studio commitment, securing the invaluable support of Disney for our digital rollout plan. Based upon this commitment and the high-level of interest expressed by other studios and exhibitors, we expanded our original plan to now reach 4,000 screens. In a further commitment to investing in the long-term future of the company, we redeemed all of our outstanding convertible debt and related warrants, greatly strengthening our balance sheet while generating approximately $2.5 million in cash. Lastly, but certainly not least, we were joined by Chuck Goldwater former CEO of Hollywood's digital cinema consortium, Digital Cinema Initiatives. As President and CEO of our newly formed Christie/AIX subsidiary, Chuck's longtime personal relationships with industry leaders and in-depth knowledge of the business of Hollywood is a major asset, allowing us to accelerate our efforts to bring digital cinema to audience nationwide."

CONFERENCE CALL NOTIFICATION

AccessIT will host a conference call to discuss its financial results at 10:30 a.m. EST today, Monday, November 14, 2005. The conference can be accessed by dialing 617-597-5342, passcode 79934430 at least five minutes before the start of the call. The conference call will also be webcast simultaneously and will be accessible via the web on AccessIT's Web site, HTTP://WWW.ACCESSITX.COM. A replay of the call will be available at 617-801-6888, passcode 39695082 through Tuesday, November 22, 2005. Access Integrated Technologies, Inc. (AccessIT) is an industry leader in offering a fully managed storage and electronic delivery service for owners and distributors of digital content to movie theaters and other venues. Supported by its robust platform of fail-safe Internet data centers, AccessIT is able to leverage the market-leading role of its Theatrical Distribution System (TDS) with its innovative digital delivery capabilities and in-theatre software systems to provide the highest level of technology available to enable the emerging Digital Cinema industry to transition from film without changing workflows. For more information on AccessIT, visit HTTP://WWW.ACCESSITX.COM.

Safe Harbor Statement

Investors and readers are cautioned that certain statements contained in this document, as well as some statements in periodic press releases and some oral statements of AccessIT officials during presentations about AccessIT, along with AccessIT 's filings with the Securities and Exchange Commission, including AccessIT 's registration statements, quarterly reports on Form 10-QSB and annual report on Form 10-KSB, are "forward-looking" statements within the meaning of the Private Securities Litigation Reform Act of 1995 (the "Act"). Forward-looking statements include statements that are predictive in nature, which depend upon or refer to future events or conditions, which include words


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such  as  "expects,"   "anticipates,"   "intends,"  "plans,"  "could,"  "might,"
"believes," "seeks," "estimates" or similar expressions. In addition, any statements concerning future financial performance (including future revenues, earnings or growth rates), ongoing business strategies or prospects, and possible future actions, which may be provided by AccessIT's management, are
also  forward-looking   statements  as  defined  by  the  Act.   Forward-looking
statements are based on current expectations and projections about future events and are subject to various risks, uncertainties and assumptions about AccessIT, its technology, economic and market factors and the industries in which AccessIT does business, among other things. These statements are not guarantees of future performance and AccessIT undertakes no specific obligation or intention to update these statements after the date of this release.

     (1) EBITDA is defined by the Company to be earnings before interest, taxes, depreciation and amortization, and other income/(expense), net, and non-recurring items. Adjusted EBITDA is defined by the Company to be earnings before interest, taxes, depreciation and amortization, other income/(earnings), net, non-recurring items, and non-cash stock-based compensation. EBITDA and Adjusted EBITDA are presented because management believes it provides additional information with respect to the performance of its fundamental business activities. A reconciliation of EBITDA to GAAP net income is included in the table attached to this release. EBITDA is a measure of cash flow typically used by many investors, but is not a measure of earnings as defined under Generally Accepted Accounting Principles, and may be defined by others.


    Contact:

     Suzanne Tregenza Moore        Michael Glickman
     AccessIT                      The Dilenschneider Group
     55 Madison Avenue             212.922.0900
     Suite 300
     Morristown, NJ  07960
     973.290.0080
     HTTP://WWW.ACCESSITX.COM



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                      ACCESS INTEGRATED TECHNOLOGIES, INC.
                    CONSOLIDATED STATEMENTS OF OPERATIONS
             (In thousands, except for share and per share data)
                                   (unaudited)

                                                              Three Months Ended
                                                                   September 30,
                                                        2004           2005
    Revenues:
      Media services                              $      661    $     2,266
      Data center services                             1,524          1,636
        Total revenues                                 2,185          3,902

    Costs of revenues (exclusive of depreciation and amortization shown below):
      Media services                                     219          1,686
      Data center services                             1,031          1,206
        Total costs of revenues                        1,250          2,892

        Gross profit                                     935          1,010

    Operating expenses:
    Selling, general and administrative                1,182          2,041
    Provision for doubtful accounts                      527             12
    Research and development                             120            154
    Depreciation and amortization                        788          1,189
        Total operating expenses                       2,617          3,396

    Loss from operations                              (1,682)        (2,386)

    Interest income                                       --             81
    Interest expense                                     (91)        (1,091)
    Non-cash interest expense                            (66)        (1,109)
    Debt conversion expense                               --         (6,083)
    Other expense, net                                    56          1,250

    Loss before income tax benefit                    (1,783)        (9,338)
    Income tax benefit                                    78             78

    Net loss                                      $   (1,705)   $    (9,260)
    Net loss available to common stockholders
     per common share:
      Basic and diluted                           $    (0.18)   $     (0.71)
    Weighted average number of common shares
     outstanding:
      Basic and diluted                            9,586,018     13,047,151


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                     Access Integrated Technologies, Inc.
                   EBITDA and Adjusted EBITDA (as defined)
                        Reconciliation to GAAP Net Income
                           (In thousands) (unaudited)

                                                       Three Months Ended
                                                  September 30,  September 30,
                                                       2004           2005

    Net loss                                        $(1,705)       $(9,260)
    Add Back:
      Depreciation and amortization                     788          1,189
      Amortization of software development               66            146
      Interest income                                    --            (81)
      Interest expense                                   91          1,091
      Non-cash interest expense                          66          1,109
      Income tax benefit                                (78)           (78)
      Debt conversion expense                            --          6,083
      Other expense, net                                (56)        (1,250)
    EBITDA (as defined)                             $  (828)       $(1,051)

    Add Back:
      Non-cash stock-based compensation                  --             --
      Provision for customer related unbilled revenue   499             --
     Adjusted EBITDA (as defined)                   $  (329)       $(1,051)


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                      ACCESS INTEGRATED TECHNOLOGIES, INC.
                    CONSOLIDATED STATEMENTS OF OPERATIONS
             (In thousands, except for share and per share data)
                                   (unaudited)

                                                                Six Months Ended
                                                                   September 30,
                                                        2004           2005
    Revenues:
      Media services                              $    1,196    $     4,626
      Data center services                             3,200          3,247
        Total revenues                                 4,396          7,873

    Costs of revenues (exclusive of depreciation and amortization shown below):
      Media services                                     342          3,334
      Data center services                             2,040          2,295
        Total costs of revenues                        2,382          5,629

        Gross profit                                   2,014          2,244

    Operating expenses:
    Selling, general and administrative                2,286          3,792
    Provision for doubtful accounts                      576             35
    Research and development                             167            287
    Non-cash stock-based compensation                      4             --
    Depreciation and amortization                      1,562          2,453
        Total operating expenses                       4,595          6,567

    Loss from operations                              (2,581)        (4,323)

    Interest income                                       --             83
    Interest expense                                    (188)        (1,524)
    Non-cash interest expense                           (113)        (1,293)
    Debt conversion expense                               --         (6,083)
    Other expense, net                                    45          1,234

    Loss before income tax benefit and
     minority interest                                (2,837)       (11,906)
    Income tax benefit                                   156            156

    Net loss before minority interest in subsidiary   (2,681)       (11,750)
    Minority interest in loss of subsidiary               10             --

    Net loss                                      $   (2,671)   $   (11,750)
    Net loss available to common stockholders
     per common share:
      Basic and diluted                           $    (0.29)   $     (1.00)
    Weighted average number of common shares
     outstanding:
      Basic and diluted                            9,304,008     11,730,966


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                     Access Integrated Technologies, Inc.
                   EBITDA and Adjusted EBITDA (as defined)
                        Reconciliation to GAAP Net Income
                           (In thousands) (unaudited)

                                                                Six Months Ended
                                                    September 30,  September 30,
                                                        2004           2005
    Net loss                                         $(2,671)      $(11,750)
    Add Back:
      Depreciation and amortization                    1,562          2,453
      Amortization of software development               126            296
      Interest income                                     --            (84)
      Interest expense                                   188          1,524
      Non-cash interest expense                          113          1,293
      Income tax benefit                                (156)          (156)
      Minority interest                                  (10)            --
      Debt conversion expense                             --          6,083
      Other expense, net                                 (45)        (1,234)
    EBITDA (as defined)                              $  (893)      $ (1,575)

    Add Back:
      Non-cash stock-based compensation                    4             --
      Provision for customer related unbilled revenue    499             --
      EBITDA (as defined)                            $  (390)      $ (1,575)


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                      Access Integrated Technologies, Inc.
                           Consolidated Balance Sheets
                        (In thousands, except share data)
                                   (unaudited)

                                                      March 31,  September 30,
                                                        2005           2005
    Assets
      Current assets
        Cash and cash equivalents                    $ 4,779        $14,136
        Accounts receivable, net                         947          1,034
        Prepaid and other current assets                 762            667
        Unbilled revenue                                 550          1,119
          Total current assets                         7,038         16,956

    Property and equipment, net                       14,261         19,341
    Intangible assets, net                             3,337          2,544
    Capitalized software costs, net                    1,622          1,428
    Goodwill                                          10,363          9,310
    Deferred costs                                       726            217
    Unbilled revenue, net of current portion              69             53
    Security deposits                                    361            386
          Total assets                               $37,777        $50,235

    Liabilities, redeemable stock and
     stockholders' equity
      Current liabilities
        Accounts payable and accrued expenses        $ 2,415        $ 3,873
        Current portion of notes payable               1,415          1,174
        Current portion of customer security deposits    116            194
        Current portion of capital leases                432            191
        Current portion of deferred revenue              884            819
        Current portion of deferred rent expense          42             39
        Total current liabilities                      5,304          6,290

    Notes payable, net of current portion             12,682          2,193
    Common stock warrants                                 --          3,490
    Customer security deposits, net of current portion   161             88
    Deferred revenue, net of current portion              95             80
    Capital leases, net of current portion             6,058          6,029
    Deferred rent expense, net of current portion        970            984
    Deferred tax liability                             1,210          1,053
          Total liabilities                           26,480         20,206

    Commitments and contingencies

    Redeemable Class A common stock, issued and
     outstanding 53,534 and 0 shares, respectively       250             --

    Stockholders' Equity:
      Class A common  stock,  $0.001  par value  per  share;  40,000,000  shares authorized; shares issued 9,433,328 and 14,422,905, respectively shares outstanding -9,381,888 and 14,371,465,
       respectively                                        9             14

    Class B  common  stock,  $0.001  par  value  per  share;  15,000,000  shares authorized; shares issued and outstanding, 965,811 and 925,811 shares,
     respectively                                          1              1
    Additional paid-in capital                        32,696         63,424
    Treasury Stock, at cost; 51,440 shares              (172)          (172)
    Accumulated deficit                              (21,487)       (33,238)
          Total stockholders' equity                  11,047         30,029

          Total Liabilities, Redeemable Stock and
           Stockholders' Equity                      $37,777        $50,235


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